UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2025

FLAGSTAR FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-31565	06-1377322
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

102 Duffy Avenue,	Hicksville,	New York	11801
(Address of principal executive offices)
(516) 683-4100
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	FLG	New York Stock Exchange
Bifurcated Option Note Unit Securities SM	FLG PRU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	FLG PRA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 7.01	Regulation FD Disclosures

Beginning on January 30, 2025, Flagstar Financial, Inc. (the “Company”) intends to distribute and make available to investors, and to post on its website, the written presentation attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Attached as Exhibit 99.1 is the text of a written presentation that the Company intends to distribute and make available to investors, and to post on its website, beginning on January 30, 2025.

Exhibit	Description of Exhibit
No.
99.1	Written presentation to be distributed and made available to investors, and posted on the Company's website, beginning January 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	January 30, 2025	FLAGSTAR FINANCIAL, INC.

/s/ Salvatore DiMartino
Salvatore DiMartino
Executive Vice President and Director of Investor Relations